UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: September 30, 2015

Item 1.	Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 91.89%

Banks — 3.74%

1,000	Banque Cantonale Vaudoise	$588,476	0.17%
Offers consumer loans, treasury management, pension funds, investment management services, trades in commodities, advises on mergers and acquisitions and offers securities brokerage services.
	(Cost $536,009)

323,600	Credit Suisse Group AG	7,756,332	2.22%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $7,964,589)

256,500	UBS Group AG	4,727,832	1.35%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $3,527,217)

		13,072,640	3.74%

Biotechnology — 5.19%

37,500	Actelion, Ltd.	4,747,467	1.36%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $1,623,085)

40,000	Basilea Pharmaceutica AG1	3,835,841	1.10%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $2,929,973)

1,543,750	Evolva Holding SA1	1,611,529	0.46%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $1,263,348)

48,000	Lonza Group AG	6,278,170	1.80%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $4,504,431)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,029	NovImmune SA1,2	$1,633,695	0.47%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		18,106,702	5.19%

Chemicals — 3.71%

72,000	Clariant AG	1,209,211	0.35%
	Develops, produces, markets and sells specialty chemical products for various end markets. (Cost $1,206,134)

36,800	Syngenta AG3	11,754,457	3.36%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables, and flowers. (Cost $12,325,929)

		12,963,668	3.71%

Construction & Materials — 3.66%

3,375	Belimo Holding AG	7,080,903	2.02%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $7,119,603)

116,000	Implenia AG	5,722,239	1.64%
Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $7,120,090)

		12,803,142	3.66%

Financial Services — 2.12%

153,000	GAM Holding AG	2,685,447	0.77%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $2,651,086)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Financial Services — (continued)

15,300	VZ Holding AG	$4,744,550	1.35%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $2,517,826)

		7,429,997	2.12%

Food & Beverage — 18.12%

52,055	Aryzta AG	2,198,659	0.63%
A global food business with a leadership position in frozen bakery, par-baked artisan breads as well as a wide range of specialty bakery products. Aryzta’s food offerings include artisan breads, buns and rolls, muffins, frozen cookie dough, laminated dough, donuts, continental pastries, sweet and savoury reception goods and a variety of savoury pizzas and tarts.
	(Cost $2,517,287)

273	Lindt & Sprungli AG3	19,316,196	5.52%
	Major manufacturer of premium Swiss chocolates. (Cost $6,930,228)

558,143	Nestlé SA3	41,842,160	11.97%
	Largest food and beverage processing company in the world. (Cost $11,614,346)

		63,357,015	18.12%

Industrial Goods & Services — 8.80%

46,000	Adecco SA	3,354,314	0.96%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $3,500,317)

32,000	Bucher Industries AG	6,857,845	1.96%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $10,034,206)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

25,000	Burckhardt Compression Holding AG3	$8,059,563	2.30%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,425,952)

77,000	DKSH Holding, Ltd.	4,858,305	1.39%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $5,525,266)

36,989	Feintool International Holding AG	3,388,103	0.97%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $3,346,689)

301,000	OC Oerlikon Corp. AG	2,945,001	0.84%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $3,597,167)

22,000	SFS Group AG	1,322,792	0.38%
Provides automotive products, building and electronic components, flat roofing, and solar fastening systems. The Company operates production facilities in Asia, Europe and North America.
	(Cost $1,405,530)

		30,785,923	8.80%

Insurance — 3.47%

8,581	Helvetia Holding AG	4,200,044	1.20%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $3,909,132)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Insurance — (continued)

35,700	Swiss Life Holding AG3	$7,943,077	2.27%
	Provides life insurance and institutional investment management. (Cost $8,217,923)

		12,143,121	3.47%

Medical Equipment — 5.08%

168,000	Kuros Biosurgery AG1,2	306,049	0.09%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

56,000	Sonova Holding AG	7,186,982	2.06%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA1,2	1,820,022	0.52%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

60,000	Tecan Group AG3	8,424,931	2.41%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $5,908,100)

		17,737,984	5.08%

Personal & Household Goods — 5.55%

139,000	Compagnie Financiere Richemont SA3	10,768,908	3.08%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $10,150,837)

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — (continued)

120,000	Swatch Group AG3	$8,627,571	2.47%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. The company also operates retail boutiques. (Cost $11,111,863)

		19,396,479	5.55%

Pharmaceuticals — 25.25%[4]

530,000	Novartis AG3	48,492,477	13.86%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,545)

151,500	Roche Holding AG3	39,848,019	11.39%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.
	(Cost $8,841,735)

		88,340,496	25.25%

Retail — 1.14%

34,125	Dufry AG1	3,981,425	1.14%
	Operates duty-free shops in countries such as the Caribbean, France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $4,944,396)

		3,981,425	1.14%

Technology — 3.63%

170,000	Airopack Technology Group AG1	2,018,217	0.58%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to high viscosity (such as gels, creams or foam) into recyclable plastic packaging (PET).
	(Cost $1,796,441)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Technology — (continued)

76,600	ams AG	$2,845,748	0.81%
Develops and manufactures high-performance analog semiconductors. The company’s product range includes sensor interfaces, power management ICs and wireless ICs for customers in the consumer, industrial, medical, mobile communications and automotive markets.
	(Cost $3,279,979)

602,000	Logitech International SA	7,824,583	2.24%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking, and audio and video communication.
	(Cost $8,025,882)

		12,688,548	3.63%

Telecommunications — 1.29%

79,000	Sunrise Communications Group AG1	4,519,599	1.29%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $5,795,140)

		4,519,599	1.29%

Travel & Leisure — 1.14%

118,200	gategroup Holding AG	3,973,872	1.14%
Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics, and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels.
	(Cost $3,847,274)

		3,973,872	1.14%

	Total Common Stocks (Cost $212,706,277)	321,300,611	91.89%

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 1.14%

Biotechnology — 0.69%

8,400	Ixodes AG, Series B1,2,5	$695,057	0.20%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2	1,705,429	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,400,486	0.69%

Industrial Goods & Services — 0.13%

250,447	SelFrag AG, Class A, Series C1,2,5	230,684	0.06%

78,514	SelFrag AG, Class A, Series D1,2,5	72,319	0.02%

171,902	SelFrag AG, Class A, Series E1,2,5	158,338	0.05%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		461,341	0.13%

Medical Equipment — 0.32%

83,611	EyeSense AG, Series A Preferred[1,2]	198,524	0.06%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

379,747	Kuros Biosurgery AG1,2	921,093	0.26%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $930,329)

		1,119,617	0.32%

	Total Preferred Stocks (Cost $10,184,024)	3,981,444	1.14%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

Security	Fair Value	Percent of Net Assets
Private Equity Limited Partnerships — 2.10%

Biotechnology — 0.58%

Aravis Biotech II, Limited Partnership[1,2,5]
(Cost $2,918,672)	$2,014,819	0.58%

Diversified Industries — 1.52%

Zurmont Madison Private Equity, Limited Partnership[2,5] (Cost $8,514,955)	5,330,031	1.52%

Total Private Equity Limited Partnerships (Cost $11,433,627)	7,344,850	2.10%

Total Investments* (Cost $234,323,928)	332,626,905	95.13%

Other Assets Less Other Liabilities, net	17,026,209	4.87%

Net Assets	$349,653,114	100.00%

Net Asset Value Per Share:
(349,653,114 ÷ 28,003,675 shares outstanding, $0.001 par value: 50 million shares authorized)		$12.49

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $15,086,060 or 4.31% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 - June 24, 2015	$2,918,672
EyeSense AG – Preferred Shares A	July 22, 2010 - October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 - June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 - August 28, 2009	2,516,639
Kuros Biosurgery AG – Preferred Shares	August 3, 2015	930,329
NovImmune SA – Common Shares	October 7, 2009 - December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 - December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 - January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, Limited Partnership	September 13, 2007 - June 30, 2015	8,514,955

		$28,308,728

[3]	One of the ten largest portfolio holdings.
[4]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of September 30, 2015, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings, as of the end of the reporting period, are as follows:

Name of Issuer	Fair Value as of 12/31/14	Gross Additions	Gross Reductions	Fair Value as of 9/30/15
Aravis Biotech II, Limited Partnership	$1,984,736	$60,803	$—	$2,014,819
Ixodes AG – Preferred Shares B	683,480	—	—	695,057
Kuros Biosurgery AG – Common Shares	686,439	—	—	306,049
Kuros Biosurgery AG – Preferred Shares	—	930,329	—	921,093
Zurmont Madison Private Equity, Limited Partnership	12,978,154	195,187	(4,722,446)	5,330,031

	$16,332,809	$1,186,319	$(4,722,446)	$9,267,049

*	Cost for Federal income tax purposes is $233,176,909 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$127,034,233
Gross Unrealized Depreciation	(27,584,237)

Net Unrealized Appreciation (Depreciation)	$99,449,996

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	September 30, 2015

PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2015
Common Stocks
Pharmaceuticals	25.25%
Food & Beverage	18.12%
Industrial Goods & Services	8.80%
Personal & Household Goods	5.55%
Biotechnology	5.19%
Medical Equipment	5.08%
Banks	3.74%
Chemicals	3.71%
Construction & Materials	3.66%
Technology	3.63%
Insurance	3.47%
Financial Services	2.12%
Telecommunications	1.29%
Retail	1.14%
Travel & Leisure	1.14%
Preferred Stocks
Biotechnology	0.69%
Medical Equipment	0.32%
Industrial Goods & Services	0.13%
Private Equity Limited Partnerships
Diversified Industries	1.52%
Biotechnology	0.58%
Other Assets Less Other Liabilities, net	4.87%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the
United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, if any, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $15,086,060, or 4.31% of the Fund’s net assets at September 30, 2015, and are listed in Note 3 to the Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$317,540,845	$—	$3,759,766	$321,300,611
Preferred Stock*	—	—	3,981,444	3,981,444
Private Equity Limited Partnerships	—	—	7,344,850	7,344,850

Total Investments in Securities	$317,540,845	$—	$15,086,060	$332,626,905

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at September 30, 2015	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Biotechnology
NovImmune SA - Common Shares	$1,633,695	Market approach	Recent round of financing	N/A
NovImmune SA - Preferred Shares	1,705,429	Market approach	Recent round of financing	N/A
Ixodes AG - Preferred Shares	695,057	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG, Class A, Series C - Preferred Shares	230,684	Market approach	Recent round of financing	N/A
SelFrag AG, Class A, Series D - Preferred Shares	72,319	Market approach	Recent round of financing	N/A
SelFrag AG, Class A, Series E - Preferred Shares	158,338	Market approach	Recent round of financing	N/A
Medical Equipment
Kuros Biosurgery AG - Common Shares	306,049	Market approach	Recent round of financing	N/A
Kuros Biosurgery AG - Preferred Shares	921,093	Market approach	Subscription price	N/A
EyeSense AG - Preferred Shares	198,524	Market approach	Recent round of financing	N/A
Spineart SA - Common Shares	1,820,022	Market approach	2014 peer group revenue multiples	3.0x - 4.0x
Private Equity Limited Partnerships
Biotechnology
Aravis Biotech II - Limited Partnership	2,014,819	NAV as a practical expedient	N/A	N/A
Diversified Industries
Zurmont Madison Private Equity, Limited Partnership	5,330,031	NAV as a practical expedient	N/A	N/A
Total	$15,086,060

1	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the period ended September 30, 2015.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2014	$4,082,631	$3,084,987	$14,962,890	$22,130,508
Change in Unrealized Appreciation/Depreciation*	(322,865)	(33,872)	(3,471,661)	(3,828,398)
Net Realized Gain (Loss)	—	—	320,077	320,077
Gross Purchases**	—	930,329	255,990	1,186,319
Gross Sales**	—	—	(4,722,446)	(4,722,446)

Balance as of September 30, 2015	$3,759,766	$3,981,444	$7,344,850	$15,086,060

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on September 30, 2015.
**	For private equity limited partnership investments, represents contributions of capital or return of capital distributions received.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of September 30, 2015, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*		Fair Value as of September 30, 2015
Private Equity Limited Partnerships (a)
Aravis Biotech II, Limited Partnership	$3,326,169	$267,424		$2,014,819
Zurmont Madison Private Equity, Limited Partnership	14,328,114	4,406,248	(b)(c)	5,330,031

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 261,300 and 4,305,345 Swiss francs, respectively. The Swiss franc / U.S. dollar exchange rate as of September 30, 2015 was used for conversion and equals 0.9771.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

(b)	Although the Fund’s unfunded commitment amount generally cannot be used to fund new investments, the partnership may make capital calls up to the amount of the Fund’s unfunded commitment for purposes of, among other things, meeting ongoing partnership expenses and obligations, paying the general partner’s profit share, paying transaction costs and other costs related to the partnership’s portfolio investments, and, to a limited extent, to make certain follow-on investments related to the portfolio investments.

(c)	This amount does not reflect a capital call received by the Fund on October 15, 2015, in the amount of CHF 241,550 payable on or before October 29, 2015, to fund a guarantee and a follow-on investment with respect to a portfolio investment of the partnership. This capital call will reduce the unfunded commitment amount to 4,063,795 Swiss franc or $4,159,037 (using the Swiss franc / U.S. dollar exchange rate of 0.9771).

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-Q, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There have been no changes in the registrant’s internal control over financial reporting during the period from July 1, 2015 through September 30, 2015 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):                           The Swiss Helvetia Fund, Inc.

By (Signature and Title):   /s/ Mark A. Hemenetz

                                           Mark A. Hemenetz, Principal Executive Officer

Date: October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):   /s/ Mark A. Hemenetz

                                            Mark A. Hemenetz, Principal Executive Officer

Date: October 26, 2015

By (Signature and Title):   /s/ Alan M. Mandel

                                            Alan M. Mandel, Treasurer and Principal Financial Officer

Date: October 26, 2015